UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05983

The New Germany Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.dws-investments.com.

There are three closed-end funds investing in European equities advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group:

• The New Germany Fund, Inc.—investing primarily in equity or equity linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

• The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

• The Central Europe and Russia Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

This fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The New Germany Fund, Inc.

Semi-Annual Report

June 30, 2012

The New Germany

Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended June 30, 2012, the New Germany Fund's total return in U.S. dollars (USD) was 9.67% based on net asset value and 9.80% based on market price. During the same period, the total return of the Fund's benchmark, the Midcap Market Performance Index, was 12.35%.1

The sectors contributing positively to the Fund in the period were industrials, driven by good performance from stock picks in the aerospace and defense segments, and consumer staples, which benefited from the defensively positioned packaged food.2 For the market overall, the sectors and industries outperforming during the April/May correction were food and beverages, health care and consumer staples.

The sectors and segments detracting most from performance in April/May were financials, construction and information technology. The positive performers were mostly related to the German real estate industry, which is benefiting from low interest rates and rising real estate prices. The biggest sector detractors for the Fund during the period were information technology, dragged down by weakness in the systems software and computer hardware segments, and consumer discretionary, where on a relative basis to the benchmark, the Fund underperformed even though it did not own some of the stocks in the cable and satellite and auto parts and equipment segments, which impacted the overall market.3

In the semi-annual period, the fund's stock selection in industrials, specifically in aerospace and defense companies including MTU Aero Engines Holding AG, and consumer staples including the food company Suedzucker AG, contributed positively to the funds performance. The fund's relative performance versus the benchmark suffered in large part due to two stocks included in the fund's benchmark, but not owned by the fund. The first was Sky Deutschland, a sattelite TV company, which rose more than 100% in the first half year and the second was Rhön-Klinikum, a Germany-based provider of health care services which represented a 2% position in the benchmark, and whose stock price increased close to 50% due to a takeover bid on April 26 from its German competitor, Fresenius.

After a strong start for equity markets during the first few months of the year, markets overall began correcting well into April and May, with a bottom seen in early June. Ongoing political uncertainty during the period, aggravated by worries about the outcome of the Greek and French elections, deepened the already existing tensions in the European sovereign bond market. Furthermore, many European markets noticed significant declines in the Purchasing Managers' Index (PMI), a leading economic indicator, to the mid-40 levels, which is consistent with a decline of gross domestic product (GDP) growth in the second quarter.4,5 Concurrently, slowing growth in China and the U.S. also negatively affected the markets.

While the key German economic numbers during the first quarter were strong, they too slowed markedly in the second quarter. The most important German index, the Ifo Business Climate Index (Ifo Index), peaked in April and had a sharp setback in May and June, falling to levels last seen in Q1 2010.6 The Ifo index, which gives a good indication of the six-month outlook, also fell to levels last seen in October 2011. This is further evidence that the European sovereign debt crisis is increasingly affecting the German export outlook, which has remained very firm thus far.7 Germany's unemployment rate remains low at 6.7%, though the reduced Ifo index indicates slower hiring going forward. On the back of strong salary hikes in many industries early in the year, German consumer confidence, as measured by the German Consumer Confidence Index (GfK), was able to hold up very well, falling only marginally from Q1 highs and suggesting the German consumer outlook remains firm.8

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

Economic Outlook

The German equity market, like the markets in the rest of Europe, should continue to be dominated by the European sovereign debt crisis as well as the global growth slowdown, which significantly affects the German export-driven economy. For equity markets to move significantly higher, investors will need to gain more confidence in a more permanent resolution to the European debt crisis. This could result from significant policy action on one or more fronts: a banking union, a fiscal union, continued European Central Bank bond-buying, an enlargement of the LTRO (long-term refinancing operations) program or, best of all, from an improvement in the global economy.

While the structural trends for deleveraging in the developed world are likely to continue to drag on global growth for years to come, a cyclical upswing could materialize in the second half of the year, given the falling oil prices as well as lower prices for other commodities. These declines should lower inflationary pressure and give debt-burdened consumers some relief. Lower inflationary pressure also helps central banks ease monetary policy, especially in emerging markets, and both could stimulate world growth in the second half of the year so long as the European crisis is contained.

On April 27, 2012, the Fund's non-fundamental limit on investments in equity or equity-linked securities of non-German companies in any single Western European country was increased from 10% to 15% of total assets to provide the portfolio manager with greater flexibility.

The Fund's discount to net asset value averaged 10.24% for the six months ended June 30, 2012, compared with a discount of 9.00% for the same period a year earlier. During the period, the Fund continued to repurchase shares in the open market. In addition, on January 31, 2012, the Fund announced the extension of its Discount Management Program for another two years. Please see Note 7 for details regarding the Fund's share repurchases and Discount Management Program.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

2  Consumer staples consist of industries that manufacture essential items such as food and beverages, prescription drugs and other household products.

3  The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

4  The Purchasing Managers' Index (PMI) maintained by the Institute for Supply Management (ISM), is a composite of information extracted from the responses of surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures response to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

5  Gross domestic product (GDP) is the monetary value of finished goods and services produced within a country during a specific period of time.

6  The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

7  Sovereign debt is debt that is issued by a national government.

8  The German Consumer Confidence Index (GfK ) is a survey that measures consumer confidence through purchasing decisions.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

PERFORMANCE SUMMARY AS OF JUNE 30, 2012 (unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:
	For the six-months ended June 30,	For the years ended December 31,
	2012(b)	2011	2010	2009	2008		2007
Net Asset Value(a)	9.67%	(18.52)%	23.40%	45.22%	(46.75	)%(c)	25.17%
Market Value(a)	9.80%	(18.89)%	32.21%	52.07%	(53.32)%		25.14%
Benchmark(d)	12.35%	(16.54)%	18.42%	42.33%	(47.86)%		22.10%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six-month period are not annualized.

(c)  Return includes the effect of the $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.

(d)  Represents the Midcap Market Performance Index.*

  *  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX** and TecDAX***.

  **  The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

  ***  The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses and it is not possible to invest directly in an index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2011 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2012. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAINS DISTRIBUTIONS AS OF JUNE 30, 2012 (unaudited)

FUND FACTS:
Net Assets	$262,505,938
Shares Outstanding	17,271,952
Net Asset Value (NAV) Per Share	$15.20

OTHER INFORMATION:
NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/12)	1.17%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*
Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
12/30/11	01/27/12**	$0.5454	$0.0000	$0.0000	$0.5454
05/19/11	05/31/11	$0.0400	$0.0000	$0.0000	$0.0400
12/31/10	01/28/11**	$0.0650	$0.0000	$0.0000	$0.0650
04/30/10	05/10/10	$0.0535	$0.0000	$0.0000	$0.0535
12/31/09	01/28/10**	$0.1601	$0.0000	$0.0000	$0.1601
05/04/09	05/14/09	$0.0176	$0.0000	$0.0000	$0.0176
12/15/08	12/31/08	$0.1274	$0.0000	$0.0000	$0.1274
05/06/08	05/15/08	$0.0594	$0.0000	$0.0000	$0.0594
12/21/07	01/10/08**	$0.2550	$0.0000	$0.0000	$0.2550
05/03/07	05/15/07	$0.3400	$0.0000	$0.0000	$0.3400
12/21/06	12/28/06	$0.0550	$0.0000	$0.0000	$0.0550
05/05/06	05/15/06	$0.1500	$0.0000	$0.0000	$0.1500
12/22/05	12/30/05	$0.4100	$0.0000	$0.0000	$0.4100
05/19/05	05/27/05	$0.1400	$0.0000	$0.0000	$0.1400
12/22/04	12/31/04	$0.2300	$0.0000	$0.0000	$0.2300
05/06/04	05/14/04	$0.0500	$0.0000	$0.0000	$0.0500
12/22/03	12/31/03	$0.0220	$0.0000	$0.0000	$0.0220
07/24/03	07/30/03	$0.0030	$0.0000	$0.0000	$0.0030

  *  The Fund posts estimated capital gain information to its web site: www.dws-investments.com.

**  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF JUNE 30, 2012 (As a % of Net Assets) (unaudited)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2012 (48%, as a % of Net Assets) (unaudited)
1.	EADS (Netherlands)	9.7%
2.	Lanxess (Germany)	6.0%
3.	Continental (Germany)	5.7%
4.	Hannover Rueckversicherung (Germany)	5.0%
5.	GEA Group (Germany)	4.8%
6.	MTU Aero Engines Holding (Germany)	4.1%
7.	Bilfinger Berger (Germany)	3.7%
8.	Suedzucker (Germany)	3.1%
9.	Symrise (Germany)	3.0%
10.	Fraport (Germany)	2.9%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 7.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown as compared to that of its benchmark as of month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — RAINER VERMEHREN

Question: Germany has repeatedly revised its expected fiscal revenue projections upward. How does this fit with current economic expectations?

Answer: Germany's finance minister, Wolfgang Schäuble, can indeed count on receiving higher tax revenues than what official sources were estimating just two months ago. New calculations by the German Institute for Economic Research (DIW) show that the German state is expected to collect €597.5 billion in taxes this year and €620.8 billion in 2013, surpassing previous estimates by €1billion and € 2.7 billion, respectively, even after taking into consideration a €2 billion planned personal income tax break for 2013. Rising wages partly explain this trend, signaling higher disposable income for individuals, which could result in higher consumption. The latest readings from the German Consumer Confidence Index (GfK) support this argument.1 In sharp contrast to this development, however, are the recent readings from the Ifo Business Climate Index, which have fallen back to levels last seen in Q1 2010.2 In summary, while the current German consumer climate remains firm, the business outlook has started to roll over.

Question: Have earnings for the mid-cap market segment, the focus universe for this fund, continued their positive development from the past quarter?

Answer: On a relative basis, earnings estimates for the MDAX (the German index of 50 mid-cap stocks that rank below the large-cap DAX index) have been excellent, increasing by 2.7% and 3.5% over the last three-month and six-month periods, respectively. In comparison, the broad STOXX Europe 600 Index saw one of the strongest downturns in the period, falling by 2.6% and 7.0% over the past three-month and six-month periods, respectively.3 Finland, Greece, Portugal and Spain saw double-digit declines, while earnings estimates for German companies overall have fared better than the European average. Earnings estimates for the larger-capitalized DAX index also held up quite well, falling by only 2.2% over the past quarter.4 The strongest German industries in the period in terms of 2012 earnings expectations upgrades include food and beverages, automobiles, and pharmaceuticals and health care. Total earnings growth in 2012 for the MDAX is expected to be 13.5%, which seems achievable if the Euro crisis is contained.

1  The German Consumer Confidence Index (GfK) is a monthly survey of more than 2,000 consumer interviews by GfK, a market research organization, on behalf of the EU commission, which gauges consumer sentiment about personal spending patterns, inflationary expectations and opinions on economic outlook.

2  The Ifo Business Climate Index is a monthly survey that queries German firms on the current German business climate as well as their expectations for the next six months.

3  The STOXX Europe 600 Index consists of a fixed number of 600 components, representing large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

4  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS – JUNE 30, 2012 (unaudited)
Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 87.6%
	COMMON STOCKS – 81.3%
	AEROSPACE & DEFENSE – 4.1%
145,000	MTU Aero Engines Holding	$10,659,569
	AUTO COMPONENTS – 6.8%
180,000	Continental	14,986,558
120,000	ElringKlinger	2,857,845
		17,844,403
	CHEMICALS – 8.9%
247,760	Lanxess	15,629,874
255,000	Symrise	7,761,821
		23,391,695
	COMPUTERS & PERIPHERALS – 1.7%
127,727	Wincor Nixdorf	4,534,439
	CONSTRUCTION & ENGINEERING – 4.8%
120,181	Bilfinger Berger	9,789,579
59,567	Hochtief*	2,883,324
		12,672,903
	ELECTRICAL EQUIPMENT – 0.4%
25,686	SGL Carbon†	1,005,740
	FOOD PRODUCTS – 4.0%
9,000	KWS Saat	2,340,936
230,000	Suedzucker	8,153,563
		10,494,499
	HEALTH CARE PROVIDERS & SERVICES – 0.5%
80,000	Celesio	1,308,894
	HOUSEHOLD DURABLES – 0.3%
118,886	Loewe*†	709,262
	INDUSTRIAL CONGLOMERATES – 1.5%
82,583	Rheinmetall	4,055,037
	INSURANCE – 5.0%
220,000	Hannover Rueckversicherung	13,088,687
	INTERNET SOFTWARE & SERVICES – 2.6%
395,966	United Internet	6,807,543
	IT SERVICES – 1.0%
70,000	Bechtle†	2,582,769

Shares	Description	Value(a)
	LIFE SCIENCES TOOLS & SERVICES – 2.3%
130,000	Gerresheimer	$6,117,773
	MACHINERY – 7.6%
473,046	GEA Group	12,586,210
200,000	Gildemeister	3,147,893
298,963	MAX Automation†	1,486,951
17,714	Pfeiffer Vacuum Technology	1,806,133
440,000	Singulus Technologies*†	1,019,405
		20,046,592
	MEDIA – 4.5%
130,000	Axel Springer	5,587,478
100,000	Kabel Deutschland Holding*	6,232,980
		11,820,458
	METALS & MINING – 3.8%
140,000	Aurubis	6,749,128
80,000	Salzgitter	3,286,192
		10,035,320
	PROFESSIONAL SERVICES – 1.0%
35,000	Bertrandt	2,620,960
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 4.1%
202,041	Deutsche Euroshop	7,168,817
381,818	TAG Immobilien	3,594,624
		10,763,441
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.2%
210,000	Aixtron†	3,000,204
130,000	Dialog Semiconductor*	2,352,926
43,800	Suss Microtec*	503,329
		5,856,459
	SOFTWARE – 2.9%
160,000	PSI	3,207,526
140,000	Software	4,340,438
		7,547,964
	SPECIALTY RETAIL – 2.5%
50,000	Fielmann†	4,632,389
120,000	Tom Tailor Holding	1,958,773
		6,591,162

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS – JUNE 30, 2012 (unaudited) (continued)
Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 87.6% (continued)
	TEXTILES, APPAREL & LUXURY GOODS – 2.5%
50,000	Hugo Boss	$4,938,170
5,647	Puma	1,631,809
		6,569,979
	THRIFTS & MORTGAGE FINANCE – 1.1%
170,000	Aareal Bank*	2,790,028
	TRADING COMPANIES & DISTRIBUTORS – 2.3%
55,000	Brenntag†	6,083,769
	TRANSPORTATION INFRASTRUCTURE – 2.9%
140,000	Fraport	7,534,261
	Total Common Stocks (cost $176,660,097)	213,533,606
	PREFERRED STOCKS – 6.3%
	HEALTH CARE EQUIPMENT & SUPPLIES – 2.7%
30,000	Draegerwerk (cost $3,429,764)	2,961,379
62,632	Sartorius (cost $691,434)	4,156,149
		7,117,528
	MACHINERY – 1.1%
95,000	Jungheinrich† (cost $3,195,087)	2,766,301
	MEDIA – 2.5%
295,000	ProSiebenSat.1 Media (cost $6,955,308)	6,595,096
	Total Preferred Stocks (cost $14,271,593)	16,478,925
	Total Investments in Germany (cost $190,931,690)	230,012,531
INVESTMENTS IN NETHERLANDS – 10.8%
	AEROSPACE & DEFENSE – 9.7%
719,645	EADS	25,511,611

Shares	Description	Value(a)
	LIFE SCIENCES TOOLS & SERVICES – 1.1%
160,887	QIAGEN*	$2,691,499
	Total Investments in Netherlands (cost $19,771,066)	28,203,110
	Total Investments in Common and Preferred Stocks – 98.4% (cost $210,702,756)	258,215,641
SECURITIES LENDING COLLATERAL – 7.9%
20,848,732	Daily Assets Fund Institutional, 0.24% (cost $20,848,732)(b)(c)	20,848,732
CASH EQUIVALENTS – 0.4%
931,963	Central Cash Management Fund, 0.14% (cost $931,963)(c)	931,963
	Total Investments – 106.7% (cost $232,483,451)**	279,996,336
	Other Assets and Liabilities, Net – (6.7%)	(17,490,398)
	NET ASSETS – 100.0%	$262,505,938

*  Non-income producing security.

**  The cost for federal income tax purposes was $232,831,323. At June 30, 2012, net unrealized appreciation for all securities based on tax cost was $47,165,013. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,341,115 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,176,102.

†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2012 amounted to $19,830,416, which is 7.6% of net assets.

(a)  Value stated in U.S. dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS – JUNE 30, 2012 (unaudited) (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.
Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Germany	$230,012,531	$–	$–	$230,012,531
Netherlands	28,203,110	–	–	28,203,110
Short-Term Instruments(1)	21,780,695	–	–	21,780,695
Total	$279,996,336	$–	$–	$279,996,336

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2012.

(1) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2012 (unaudited)
ASSETS
Investments in non-affiliated securities, at value (cost $210,702,756) — including $19,830,416 of securities loaned	$258,215,641
Investment in Central Cash Management Fund (cost $931,963)	931,963
Investment in Daily Assets Fund Institutional (cost $20,848,732)*	20,848,732
Total Investments, at value (cost $232,483,451)	279,996,336
Foreign currency, at value (cost $3,368,040)	3,407,248
Receivable for investments sold	216,479
Dividends receivable	41,891
Interest receivable	55,687
Foreign taxes recoverable	15,713
Other assets	27,988
Total assets	283,761,342
LIABILITIES
Payable upon return of securities loaned	20,848,732
Payable for investments purchased	8,645
Investment advisory fee payable	130,857
Fund administration fee payable	40,015
Payable for Directors' fees and expenses	33,605
Accrued expenses and other liabilities	193,550
Total liabilities	21,255,404
NET ASSETS	$262,505,938
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$430,906,227
Cost of 17,477,389 shares held in Treasury	(210,864,784)
Undistributed net investment income	3,246,022
Accumulated net realized loss on investments and foreign currency	(8,337,170)
Net unrealized appreciation (depreciation) on:
Investments	47,512,885
Foreign currency	42,758
Net assets	$262,505,938
Net assets value per share ($262,505,938 ÷ 17,271,952 shares of common stock issued and outstanding)	$15.20

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)
For the six-months ended June 30, 2012
NET INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $811,104)	$5,649,859
Interest	813
Income distributions — Central Cash Management Fund	858
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	653,038
Total investment income	6,304,568
Expenses:
Management fee	132,963
Investment advisory fee	825,983
Fund administration fee	227,635
Custodian fee	59,647
Services to shareholders	8,869
Reports to shareholders	45,339
Directors' fees and expenses	74,813
Legal fees	129,355
Audit and tax fees	38,188
NYSE listing fee	11,765
Insurance	17,689
Miscellaneous	14,397
Net expenses	1,586,643
Net investment income	4,717,925
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(1,579,276)
Foreign currency	(219,673)
Net realized gain (loss)	(1,798,949)
Change in net unrealized appreciation (depreciation) on:
Investments	20,097,744
Foreign currency	267,235
Change in net unrealized appreciation (depreciation)	20,364,979
Net gain (loss)	18,566,030
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,283,955

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
	For the six-months ended June 30, 2012 (unaudited)	For the year ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,717,925	$4,291,441
Net realized gain (loss)	(1,798,949)	4,569,776
Change in net unrealized appreciation (depreciation)	20,364,979	(66,807,880)
Net increase (decrease) in net assets resulting from operations	23,283,955	(57,946,663)
Distributions to shareholders from:
Net investment income	—	(10,215,458)
Capital share transactions:
Net proceeds from reinvestment of dividends (218,646 and 0 shares, respectively)	3,028,250	—
Cost of shares repurchased (363,994 and 638,482 shares, respectively)	(5,229,776)	(10,279,327)
Net decrease in net assets from capital share transactions	(2,201,526)	(10,279,327)
Total increase (decrease) in net assets	21,082,429	(78,441,448)
NET ASSETS
Beginning of period	241,423,509	319,864,957
End of period (including undistributed net investment income of $3,246,022 and distributions in excess of net investment income of $1,471,903, as of June 30, 2012 and December 31, 2011, respectively)	$262,505,938	$241,423,509

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:
	For the six-months ended June 30,		For the years ended December 31,
	2012 (unaudited)		2011	2010		2009	2008		2007
Per share operating performance:
Net asset value:
Beginning of period	$13.86		$17.72	$14.48		$10.13	$19.38		$16.04
Net investment income(a)	.27		.24	.08		.17	.22	(c)	.17
Net realized and unrealized gains (loss) on investments and foreign currency	1.06		(3.57)	3.21		4.27	(9.49)		3.77
Increase (decrease) from investment operations	1.33		(3.33)	3.29		4.44	(9.27)		3.94
Distributions from net investment income	—		(.59)	(.12)		(.18)	(.19)		(.60)
Total distributions	—		(.59)	(.12)		(.18)	(.19)		(.60)
Accretion resulting from tender offer	—		—	—		—	.18		—
Dilution in net asset value from dividend reinvestment	(.02)		—	(.01)		—	—		—
Increase resulting from share repurchases	.03		.06	.08		.09	.03		—
Net asset value:
End of period	$15.20		$13.86	$17.72		$14.48	$10.13		$19.38
Market value:
End of period	$13.44		$12.24	$15.72		$11.99	$8.01		$17.48
Total investment return for the period:†
Based upon market value	9.80	%***	(18.89)%	32.21%		52.07%	(53.32)%		25.14%
Based upon net asset value	9.67	%***	(18.52)%	23.40	%(b)	45.22%	(46.75	)%(d)(e)	25.17%
Ratio to average net assets:
Total expenses	1.17	%**	1.09%	1.15%		1.19%	1.25%		1.00%
Net investment income (loss)	1.73	%****	1.40%	.53%		1.49%	1.40	%(c)	.90%
Portfolio turnover	6	%***	18%	45%		42%	40%		47%
Net assets at end of period (000's omitted)	$262,506		$241,424	$319,865		$271,345	$198,264		$480,724

  (a)  Based on average shares outstanding during the period.

  (b)  Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.52% lower.

  (c)  Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.04 per share and 0.23% of average daily net assets, respectively.

  (d)  Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.06% lower.

  (e)  Return includes the effect of $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.

  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  **  Annualized.

  ***  Not Annualized.

  ****  Not Annualized. The ratio for the six-months ended June 30, 2012 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

Securities Lending: The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited) (continued)

participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management fee (0.11% annualized effective rate as of June 30, 2012) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2012, the exchange rate was Euro 1.2690 to U.S. $1.00.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post- enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $5,499,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

In addition, from November 1, 2011 to December 31, 2011, the Fund elects to defer qualified late year losses of approximately $1,040,000 of net realized long-term capital losses and approximately $1,124,000 of net ordinary losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited) (continued)

statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("DeAMI"). The Fund also is party to an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAMI and DIMA are affiliated companies.

Prior to February 1, 2012, the Fund was party to a Management Agreement with DIMA that provided DIMA with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, 0.50% of such assets in excess of $500 million. The Investment Advisory Agreement provided DeAMI with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million

Pursuant to the Management Agreement, DIMA was the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by DeAMI, determined the suitable securities for investment by the Fund. DIMA also provided office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, DeAMI, in accordance with the Fund's stated investment objective, policies and restrictions, made recommendations to DIMA with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by the Fund, transmitted purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

For the one-month period ended January 31, 2012, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.87% of the Fund's average daily net assets.

Effective February 1, 2012, the Fund's Investment Advisory Agreement with DeAMI was replaced with a new Investment Advisory Agreement pursuant to which DeAMI assumed the investment advisory function previously performed by DIMA, and the Fund's Management Agreement with DIMA was replaced with an Administration Agreement pursuant to which DIMA continues to provide all of the non-investment advisory services to the Fund that it historically provided pursuant to the Management Agreement. There were no changes to services provided to the Fund, or the total expenses payable by the Fund, as a result of this reorganization of contracts. The new Investment Advisory Agreement provides DeAMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

Accordingly, for the five-month period February 1, 2012 through June 30, 2012, the combined fee pursuant to the

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited) (continued)

Investment Advisory Agreement and the Administration Agreement was equivalent to an annual effective rate of 0.88% of the Fund's average daily net assets.

NOTE 3.TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2012, the amount charged to the Fund by DISC aggregated $8,869, of which $1,037 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2012, Deutsche Bank AG and its affiliates did not receive brokerage commissions.

Certain officers of the Fund are also officers of either DIMA or DeAMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2012, were $17,242,685 and $18,875,938, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks as a result of, among others, the possibility of political and economic developments the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

NOTE 6. CAPITAL

During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund purchased 363,994 and 638,482 of its shares of common stock on the open market at a total cost of $5,229,776 and $10,279,327, ($14.37 and $16.10 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 10.25% and 9.13%, respectively.

During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund issued for dividend reinvestment 218,646 and 0 shares, respectively. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 8.58%.

NOTE 7. TENDER OFFER AND SHARE REPURCHASES

On July 20, 2010, the Fund announced that the Board of Directors approved a series of up to four consecutive semi-annual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value ("NAV"). Under the Fund's Discount Management Program, the Fund is required to conduct a tender offer if its shares

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (unaudited) (continued)

trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

The first measurement period commenced September 1, 2010 and expired on November 24, 2010 and the second measurement period commenced on March 7, 2011 and expired on May 27, 2011. The third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During each of these measurement periods the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

The fourth measurement period commenced on March 5, 2012 and expired on May 25, 2012. During the measurement period the Fund's shares traded at an average discount to NAV of 10.51%. Therefore, the Fund was required to conduct a tender offer which commenced on July 25, 2012 and will expire on August 22, 2012. The Fund is offering to repurchase up to 863,598 of the Fund's outstanding shares of common stock (which represents 5% of the Fund's outstanding shares as of July 10, 2012) at a price equal to 98% of the net asset value per share on August 23, 2012.

On January 31, 2012, the Fund announced that the Board of Directors approved a new Discount Management Program (The "New Program") on the same terms as the Fund's current program. Pursuant to the New Program, the Fund's Board of Directors approved a series of up to four consecutive semi-annual tender offers each for up to 5% of the Fund's outstanding shares of common stock at a price equal to 98% of NAV. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. On July 18, 2012, the Fund announced that the next measurement period will commence on September 10, 2012 and will expire on November 30, 2012.

On July 18, 2011 the Fund announced that the Board of Directors approved an extension to the current repurchase authorization permitting the Fund to repurchase up to 900,000 shares, during the period August 1, 2011 through July 31, 2012. The Fund repurchased 610,695 shares from August 1, 2011 through June 30, 2012 under this authorization. Under the terms of the previous repurchase authorization, the Fund repurchased 615,227 shares, from August 1, 2010 through July 31, 2011 out of an authorized amount of 950,000 shares. Also, on July 18, 2012, the Fund announced that the Board of Directors has approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 900,000 shares during the period August 1, 2012 through July 31, 2013.

Repurchases will be made from time to time when they are believed to be in the best interest of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and it's NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

NOTE 8. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2012, there were 3 shareholders that held approximately 23%, 13% and 5%, respectively, of the outstanding shares of the Fund.

THE NEW GERMANY FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Fund's directors unanimously approved the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (the "Agreement") at a meeting held on January 30, 2012. The fund's directors simultaneously approved an administration agreement (the "Administration Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), an affiliate of DeAMI. Prior to the effective date of the Agreement and the Administration Agreement, which was February 1, 2012, DIMA served as the Fund's manager, providing administrative and investment advisory services to the Fund. There were no changes in the total fees payable by, or the services received by, the Fund as a result of the changes to the contractual arrangements approved by the Fund's directors.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed approval of the Agreement with management and with experienced counsel who are independent of DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The directors also discussed the proposed approval in a private session with counsel at which no representatives of DeAMI were present. In reaching their determination relating to approval of the Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment advisory and other services rendered by DeAMI;

3. payments received by DeAMI from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, DeAMI and its affiliates (including DIMA) in providing services to the Fund and to all investment companies in the Deutsche family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DeAMI benefits from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DeAMI and its affiliates receive from their relationships with the Fund;

10. information concerning the programs established by DeAMI with respect to compliance, risk management, disclosure and ethics;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DeAMI and

12. the terms of the Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience as directors of The European Equity Fund, Inc. and, where relevant, The Central Europe and Russia Fund, Inc. and, where relevant, other Deutsche funds, their confidence in DeAMI's integrity and competence gained from that experience and DeAMI's responsiveness to concerns raised by them in the past, including DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DeAMI, as provided in the Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

THE NEW GERMANY FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DeAMI to the Fund represented good value for the money payable to it by the Fund.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the Agreement (including their determinations that DeAMI should continue in its role as investment adviser for the Fund, and that the fees payable to DeAMI pursuant to the Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided By DeAMI

The directors noted that, under the Agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. DeAMI pays all of the compensation of the Fund's directors and officers who are interested persons of DeAMI.

The directors considered the scope and quality of services provided by DeAMI under the Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DeAMI is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors also considered the commitment of DeAMI to, and the programs established by it with respect to, compliance, risk management, disclosure and ethics. The directors considered the quality of the investment research capabilities of DeAMI and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Agreement.

Costs of Services Provided and Profitability to DeAMI

At the request of the directors, DeAMI provided information concerning the profitability of its investment advisory and investment company activities and financial condition based on historical information for 2009 and 2010. Similar information was provided for DIMA. The directors noted that the profitability information reflected the contractual arrangements in effect in 2009 and 2010 and that such arrangements differ from those proposed for approval at the January 30, 2012 meeting. The directors recognized that the changes to the fee arrangements reflected in the advisory and administration agreements being considered would result in significant changes in the revenues to DeAMI and DIMA from their provision of services to the Fund compared to revenues in prior periods. The directors reviewed the assumptions and methods of allocation used by DeAMI and DIMA in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by organizations such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits on DeAMI's expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that DeAMI does not utilize soft dollars to receive third party research from brokers that execute purchases and sales of securities for the Fund, and that it has policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds. They further noted that DeAMI may allocate brokerage to receive research generated by executing brokers.

The directors recognized that DeAMI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DeAMI's level of profitability from

THE NEW GERMANY FUND, INC.

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

its relationships with the Fund were not excessive. The directors noted that they would request and receive profitability information reflecting the terms of the agreement in connection with future continuances of the agreement.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. The directors reviewed information showing the Fund's performance compared to that of other investment vehicles compiled by Lipper (a total of 18 funds, (consisting of exchange-traded funds, open-end funds and single-country funds). The directors also reviewed information showing performance of the Fund's benchmark index currently the Germany Midcap Market Performance Index of 80 stocks.

The comparative information showed that the Fund ranked in the bottom quartile in 2011 but in the second quartile in the three-year period, and the top quartile in the five-year period, ending December 31, 2011 and that its investment performance exceeded the median and average for the three-, five- and 10-year periods ended December 31, 2011. While the Fund underperformed the benchmark in 2011, it outperformed the benchmark, often by substantial amounts, in seven of the nine years ended 2011. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund's investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the investment advisory fee rates payable by the Fund to DeAMI under the agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the representation by DeAMI that it does not manage any institutional accounts that are similar to the Fund, and its review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The Fund's expense comparison group consisted of 38 closed end country funds and ETFs. The directors reviewed information comparing the combined management and advisory fees payable under the Agreement and the Administration Agreement for this purpose, noting that DeAMI and DIMA are affiliated companies and that although the fees payable under the agreement and the administration agreement differed from those in the management and investment advisory agreements that were in effect during the historical periods, the combined fees payable under both sets of agreements was identical. Since comparative fee and expense information was not available for the year ended December 31, 2011, the directors reviewed comparative expense information for the year ended December 31, 2010. The directors noted that the Fund's effective management and advisory fee rate of 0.874% was below the average and median of the comparison group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints. The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors also noted that the Fund's expense ratio was in the lowest quartile of the comparison group. Management explained that this difference was principally the result of the Fund's relatively low management and investment advisory fee and the Fund's relatively large asset base. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the investment advisory fee schedule in the Agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DeAMI to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DeAMI as assets increase, largely because economies of scale are realized (if at all) by DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the Agreement were acceptable under the Fund's circumstances.

THE NEW GERMANY FUND, INC.

REPORT OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on June 27, 2012. The record date for the meeting was May 11, 2012 (the "Record Date"). On the Record Date, the Fund had 17,310,240 shares outstanding and entitled to vote. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect three (3) Class III Directors, each to serve for a term of three years and until their successors are elected and qualify.
	Number of Votes:
Director	For	Withhold Authority
Ambassador Richard R. Burt	13,460,971	1,766,418
Dr. Franz Wilhelm Hopp	13,463,394	1,763,996
Dr. Friedbert Malt	13,577,488	1,649,902

1. To elect one (1) Class II Director, to serve for a term of two years and until his successor is elected and qualifies.
	Number of Votes:
Director	For	Withhold Authority
Mr. Richard Karl Goeltz	13,500,192	1,727,198

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2012.
Number of Votes:
For	Against	Abstain
14,887,398	263,481	76,508

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2012 is available on our web site — www.dws-investments.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

ADMINISTRATOR

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

RICHARD R. BURT

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

JOACHIM WAGNER

Director

WERNER WALBRÖL

Director

W. DOUGLAS BECK, CFA

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President

MELINDA MORROW

Vice President

CAROLINE PEARSON

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

JOHN MILLETTE

Secretary

R-028304-1

VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750

(outside of the U.S.)

This report is available to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the lead portfolio manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Midcap Market Performance Indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC — insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	67,299	$13.14	67,299	586,000
February 1 through February 29	21,100	$14.94	21,100	564,900
March 1 through March 31	84,188	$14.78	84,188	480,712
April 1 through April 30	119,692	$14.79	119,692	361,020
May 1 through May 31	71,715	$14.17	71,715	289,305
June 1 through June 30	0	$0.00	0	1,152,903
Total	363,994	$14.37	363,994

On July 20, 2010, the Fund announced that its Board of Directors has authorized a Discount Management Program (the "Program"). The Board approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on September 1, 2010 and expired on November 24, 2010. During the first measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. The second measurement period commenced on March 7, 2011 and expire on May 27, 2011. During the second measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. The third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During the third measurement period the Fund's shares traded at an average discount of less than 10%. Therefore, the Fund was not required to conduct a tender offer. The fourth and final measurement period of the Program announced in July 2010 commenced on March 5, 2012 and expired on May 25, 2012. During the fourth measurement period, the Fund's shares traded at an average discount to NAV of 10.51%. Therefore the Fund conducted a tender offer which commenced on July 25, 2012 and will expire on August 22, 2012. The Fund is offering to repurchase up to 863,598 shares (which represents 5% of the shares outstanding on the Fund).

On July 18, 2011 the Fund announced that its Board of Directors approved and extension of the repurchase program permitting the Fund to repurchase up to 900,000 shares from August 1, 2011 to July 31, 2012. Under this plan the Fund repurchased 610,695 shares in open market transactions from August 1, 2011 through June 30, 2012.

On January 31, 2012, the Fund announced that its Board of Directors approved a new series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. On July 18, 2012, the Fund announced the first measurement period under this plan will commence on September 10, 2012 and will expire on November 30, 2012.

Also on July 18, 2012, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 900,000 shares during the period from August 1, 2012 through July 31, 2013.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 20, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 20, 2012